UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2023 (March 14, 2023)

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	INPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As further described in Item 2.01 of this Report, on March 14, 2023, Inpixon (“Inpixon,” the “Company,” “we,” “us,” or “our”), announced that Inpixon, its former wholly owned subsidiary, CXApp Holding Corp. (“Legacy CXApp”), and CXApp Inc. (formerly known as KINS Technology Group Inc., “KINS” or “New CXApp”) had consummated the previously announced spin-off of Legacy CXApp and combination of Legacy CXApp and New CXApp.

Employee Matters Agreement

On March 14, 2023, in connection with the consummation of the Business Combination and as contemplated by the Separation Agreement, CXApp, Legacy CXApp, Inpixon and Merger Sub entered into the Employee Matters Agreement (the “Employee Matters Agreement”). The material terms of the Employee Matters Agreement are described in the section of the proxy statement/prospectus (the “Proxy Statement/Prospectus”), filed with the Securities and Exchange Commission by KINS on February 13, 2023, beginning on page 139 titled “Proposal No. 1 - The Business Combination Proposal - Related Agreements - Summary of the Ancillary Agreements - Form of Employee Matters Agreement.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the Employee Matters Agreement, which is included as Exhibit 10.1 to this Report and also is incorporated herein by reference.

Tax Matters Agreement

On March 14, 2023, in connection with the consummation of the Business Combination and as contemplated by the Separation Agreement, CXApp, Legacy CXApp and Inpixon entered into the Tax Matters Agreement (the “Tax Matters Agreement”). The material terms of the Tax Matters Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 140 titled “Proposal No. 1 - The Business Combination Proposal - Related Agreements - Summary of the Ancillary Agreements - Form of Tax Matters Agreement.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the Tax Matters Agreement, which is included as Exhibit 10.2 to this Report and also is incorporated herein by reference.

Transition Services Agreement

On March 14, 2023, in connection with the consummation of the Business Combination and as contemplated by the Separation Agreement, Legacy CXApp and Inpixon entered into a Transition Services Agreement (the “Transition Services Agreement”). The material terms of the Transition Services Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 141 titled “Proposal No. 1 - The Business Combination Proposal - Related Agreements - Summary of the Ancillary Agreements - Form of Transition Services Agreement.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the Transition Services Agreement, which is included as Exhibit 10.3 to this Report and also is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 14, 2023 (the “Distribution Date”), Inpixon completed the separation (the “Separation”) of its enterprise apps business (including its workplace experience technologies, indoor mapping, events platform, augmented reality and related business solutions) and certain related assets and liabilities (the “Enterprise Apps Business”) through a spin-off of Legacy CXApp to Inpixon’s shareholders of record as of March 6, 2023 (the “Record Date”) on a pro rata basis (the “Distribution”) and merger (the “Merger”) of Legacy CXApp with a wholly owned subsidiary of New CXApp in a Reverse Morris Trust transaction (collectively, the “Transactions”) pursuant to the Agreement and Plan of Merger, dated as of September 25, 2022, by and among Inpixon, Legacy CXApp, New CXApp and its then wholly owned subsidiary, KINS Merger Sub Inc. (“Merger Sub”), and the Separation and Distribution Agreement, dated as of September 25, 2022 (the “Separation Agreement”), by and among Inpixon, Design Reactor Inc., Legacy CXApp and New CXApp (collectively with the other related transaction documents, the “Transaction Agreements”). Pursuant to the Transaction Agreements, Inpixon contributed (the “Contribution”) to Legacy CXApp cash and certain assets and liabilities constituting the Enterprise Apps Business, including certain related subsidiaries of Inpixon, to Legacy CXApp. In consideration for the Contribution, Legacy CXApp issued to Inpixon additional shares of Legacy CXApp common stock such that the number of shares of Legacy CXApp common stock then outstanding equaled the number of shares of Legacy CXApp common stock necessary to effect the Distribution. Pursuant to the Distribution, Inpixon shareholders as of the Record Date received one share of Legacy CXApp common stock for each share of Inpixon common stock held as of such date. Pursuant to the Merger Agreement, each share of Legacy CXApp common stock was thereafter exchanged for the right to receive 0.09752221612415190 of a share of New CXApp Class A common stock and 0.3457605844401750 of a share of New CXApp Class C common stock. New CXApp Class A common stock and New CXApp Class C common stock are identical in all respects, except that New CXApp Class C common stock is not listed and will automatically convert into New CXApp Class A common stock on the earlier to occur of (i) the 180th day following the closing of the Merger and (ii) the day that the last reported sale price of New CXApp Class A common stock equals or exceeds $12.00 per share for any 20 trading days within any 30-trading day period following the closing of the Merger.

Upon the closing of the Transactions, Inpixon’s existing securityholders held approximately 50.0% of the shares of New CXApp common stock outstanding.

After the Distribution Date, we do not beneficially own any shares of Legacy CXApp common stock and will no longer consolidate Legacy CXApp into our financial results. Beginning with the quarter ended March 31, 2023, Legacy CXApp’s historical financial results for periods prior to the Distribution Date will be reflected in our consolidated financial statements as discontinued operations. The unaudited pro forma consolidated financial statements of the Company giving effect to the Transactions, and the related notes thereto, are attached hereto as Exhibit 99.1.

Item 2.02 Results of Operations and Financial Condition.

To the extent required by Item 2.02 of Form 8-K, the disclosure set forth in Item 8.01 below of this Current Report on Form 8-K is incorporated by reference in this Item 2.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1+	Employee Matters Agreement, dated March 14, 2023, by and among KINS, KINS Merger Sub Inc., Inpixon, and Legacy CXApp.
10.2	Tax Matters Agreement, dated March 14, 2023, by and among KINS, Inpixon, and Legacy CXApp.
10.3+	Transition Services Agreement, dated March 14, 2023, by and between Inpixon and Legacy CXApp.
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: March 20, 2023	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

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